                        DEAN WITTER
                        WORLD WIDE INVESTMENT TRUST
                        PROSPECTUS--OCTOBER 31, 1995

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DEAN  WITTER WORLD WIDE INVESTMENT TRUST (THE "FUND") IS AN OPEN-END DIVERSIFIED
MANAGEMENT INVESTMENT COMPANY WHOSE INVESTMENT OBJECTIVE IS TOTAL RETURN ON ITS ASSETS PRIMARILY THROUGH LONG-TERM CAPITAL GROWTH AND TO A LESSER EXTENT FROM INCOME. THE FUND WILL SEEK TO ACHIEVE SUCH OBJECTIVE THROUGH INVESTMENTS IN ALL TYPES OF COMMON STOCKS AND EQUIVALENTS, PREFERRED STOCKS AND BONDS AND OTHER
DEBT  OBLIGATIONS  OF  DOMESTIC  AND  FOREIGN  COMPANIES  AND  GOVERNMENTS   AND
INTERNATIONAL ORGANIZATIONS.

Shares of the Fund are continuously offered at net asset value without the imposition of a sales charge. However, redemptions and/or repurchases are subject in most cases to a contingent deferred sales charge, scaled down from 5% to 1% of the amount redeemed, if made within six years of purchase, which charge will be paid to the Fund's Distributor, Dean Witter Distributors Inc. (See "Redemptions and Repurchases--Contingent Deferred Sales Charge.") In addition, the Fund pays the Distributor a Rule 12b-1 distribution fee pursuant to a Plan of Distribution at the annual rate of 1% of the lesser of the (i) average daily aggregate net sales or (ii) average daily net assets of the Fund. (See "Purchase of Fund Shares--Plan of Distribution.")

This Prospectus sets forth concisely the information you should know before investing in the Fund. It should be read and retained for future reference. Additional information about the Fund is contained in the Statement of Additional Information, dated October 31, 1995, which has been filed with the Securities and Exchange Commission, and which is available at no charge upon request of the Fund at the address or telephone numbers listed on this page. The Statement of Additional Information is incorporated herein by reference.

TABLE OF CONTENTS

Prospectus Summary................................       2

Summary of Fund Expenses..........................       3

Financial Highlights..............................       4

The Fund and its Management.......................       5

Investment Objective and Policies.................       5

  Risk Considerations.............................       6

Investment Restrictions...........................      10

Purchase of Fund Shares...........................      11

Shareholder Services..............................      13

Redemptions and Repurchases.......................      15

Dividends, Distributions and Taxes................      16

Performance Information...........................      17

Additional Information............................      17

SHARES OF THE FUND ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK, AND THE SHARES ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER AGENCY.

DEAN WITTER
WORLD WIDE INVESTMENT TRUST
TWO WORLD TRADE CENTER
NEW YORK, NEW YORK 10048

(212) 392-2550 or (800) 869-NEWS

--------------------------------------------------------------------------------

  THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES
   AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A
                               CRIMINAL OFFENSE.

                   DEAN WITTER DISTRIBUTORS INC., DISTRIBUTOR

PROSPECTUS SUMMARY
--------------------------------------------------------------------------------

THE FUND            The  Fund is  organized as  a trust,  commonly known  as a  Massachusetts business  trust, and  is an open-end diversified management investment company  investing in all  types of common stocks  and equivalents (such  as convertible  debt securities and warrants), preferred stocks and  bonds and other debt obligations of domestic and foreign companies and governments and international organizations.
------------------------------------------------------------------------------------------------------------------

SHARES OFFERED      Shares of beneficial interest with $.01 par value (see page 17).
------------------------------------------------------------------------------------------------------------------

OFFERING            At net asset  value without  sales charge (see  page 11).  Shares redeemed within  six years  of purchase  are
PRICE               subject to a contingent deferred sales charge under most circumstances (see page 15).
------------------------------------------------------------------------------------------------------------------

MINIMUM             Minimum initial investment, $1,000; minimum subsequent investment, $100 (see page 11).
PURCHASE
------------------------------------------------------------------------------------------------------------------

INVESTMENT          The  investment objective of the Fund is total return on its assets primarily through long-term capital growth
OBJECTIVE           and to a lesser extent from income.
------------------------------------------------------------------------------------------------------------------

INVESTMENT          The Fund maintains  a flexible  investment policy  and invests  in a  diversified portfolio  of securities  of
POLICIES            companies  and  countries located  throughout  the world.  The  percentage of  the  Fund's assets  invested in particular geographic sectors will shift from time to  time in accordance with the judgment of the  Investment
                    Manager and the Sub-Adviser (see pages 5-10).
------------------------------------------------------------------------------------------------------------------

INVESTMENT          Dean  Witter InterCapital  Inc. ("InterCapital"),  the Investment  Manager of  the Fund,  and its wholly-owned
MANAGER AND         subsidiary, Dean Witter Services  Company Inc., serve in  various investment management, advisory,  management
SUB-ADVISER         and  administrative capacities to ninety-seven investment companies with assets of approximately $76.4 billion at September 30, 1995. InterCapital has retained Morgan Grenfell Investment Services Limited as Sub-Adviser to
                    provide investment  advice and  manage the  Fund's  non-U.S. portfolio.  Morgan Grenfell  Investment  Services
                    Limited  currently  serves  as  investment adviser  for  U.S.  corporate and  public  employee  benefit plans, endowments, investment companies and foundations with assets of approximately $11.7 billion at June 30, 1995.
------------------------------------------------------------------------------------------------------------------

MANAGEMENT FEES     The Investment Manager receives a monthly fee from the Fund at the annual rate of 1.0% of daily net assets not exceeding $500 million  and 0.95%  of daily  net assets  exceeding $500  million. The  Sub-Adviser receives  a monthly  fee from the Investment  Manager equal to 40%  of the Investment Manager's  monthly fee (see page 5).
                    Although the management fee is higher than that paid by most other investment companies, the fee reflects  the specialized nature of the Fund's investment policies.
------------------------------------------------------------------------------------------------------------------

DIVIDENDS AND       Dividends from net investment income and distributions from net capital gains are paid at least once per year.
CAPITAL GAINS       Dividends and capital gains distributions are automatically reinvested in additional shares at net asset value
DISTRIBUTIONS       unless the shareholder elects to receive cash (see page 16).
------------------------------------------------------------------------------------------------------------------

DISTRIBUTOR         Dean  Witter Distributors Inc. is the distributor of the Fund's shares. The Distributor receives from the Fund a distribution fee accrued daily and payable  monthly at the rate of 1.0% per  annum of the lesser of (i)  the
                    Fund's average daily aggregate net sales or (ii) the Fund's average daily net assets. This fee compensates the
                    Distributor  for the services provided in distributing shares  of the Fund and for sales-related expenses. The
                    Distributor also receives the proceeds of any contingent deferred sales charges (see pages 11 and 15).
------------------------------------------------------------------------------------------------------------------

REDEMPTION--        Shares are redeemable by the shareholder at net asset  value. An account may be involuntarily redeemed if  the
CONTINGENT          total  value of the  account is less  than $100. Although  no commission or  sales charge is  imposed upon the
DEFERRED SALES      purchase of  shares, a  contingent deferred  sales  charge (scaled  down from  5%  to 1%)  is imposed  on  any
CHARGE              redemption  of shares if after such redemption the aggregate current value of an account with the Fund is less than the  aggregate amount  of  the investor's  purchase payments  made  during the  six years  preceding  the redemption.  However, there  is no charge  imposed on redemption  of shares purchased  through reinvestment of dividends or distributions (see page 15).
------------------------------------------------------------------------------------------------------------------

RISKS               The Fund  is intended  for  long-term investors  who  can accept  the risks  involved  in investments  in  the securities  of companies and countries located throughout the world.  The net asset value of the Fund's shares will fluctuate with changes in the market value of its portfolio securities. It should be recognized that  the foreign  securities and  markets in which  the Fund will  invest pose  different and greater  risks than those customarily associated with  domestic securities  and their  markets. Furthermore,  investors should  consider other  risks  associated with  a  portfolio of  international  securities, including  fluctuations  in foreign currency exchange  rates (i.e.,  if a  substantial portion  of the  Fund's assets  is denominated  in  foreign currencies which decrease in value with respect to the U.S. dollar, the value of the investor's shares and the distributions  made on those shares  will, likewise, decrease in  value), foreign securities exchange controls and foreign tax rates, as  well as risks associated with  transactions in forward currency contracts,  options and futures contracts (see pages 5-10).
------------------------------------------------------------------------------------------------------------------

  THE ABOVE IS QUALIFIED IN ITS ENTIRETY BY THE DETAILED INFORMATION APPEARING
                                   ELSEWHERE
       IN THIS PROSPECTUS AND IN THE STATEMENT OF ADDITIONAL INFORMATION.

SUMMARY OF FUND EXPENSES
--------------------------------------------------------------------------------

The following table illustrates all expenses and fees that a shareholder of the Fund will incur. The expenses and fees set forth in the table are for the fiscal year ended March 31, 1995.

SHAREHOLDER TRANSACTION EXPENSES
Maximum Sales Charge Imposed on Purchases.........   None
Maximum Sales Charge Imposed on Reinvested
 Dividends........................................   None
Deferred Sales Charge
 (as a percentage of the lesser of original
 purchase price or redemption proceeds)...........   5.0%

 A contingent deferred sales charge is imposed at the following declining rates:

YEAR SINCE PURCHASE PAYMENT MADE                    PERCENTAGE
--------------------------------------------------  -----------
First.............................................      5.0%
Second............................................      4.0%
Third.............................................      3.0%
Fourth............................................      2.0%
Fifth.............................................      2.0%
Sixth.............................................      1.0%
Seventh and thereafter............................     None

Redemption Fees...................................   None
Exchange Fee......................................   None

ANNUAL FUND OPERATING EXPENSES (AS A PERCENTAGE OF
 AVERAGE NET ASSETS)
Management Fees...................................  0.99%
12b-1 Fees*.......................................  1.00%
Other Expenses....................................  0.42%
Total Fund Operating Expenses.....................  2.41%

------------------------
* A portion of the 12b-1 fee equal to 0.25% of the Fund's average daily net assets is characterized as a service fee within the meaning of National Association of Securities Dealers, Inc. ("NASD") guidelines (see "Purchase of Fund Shares").

                                                                                    10
EXAMPLE                                             1 YEAR    3 YEARS   5 YEARS    YEARS
--------------------------------------------------  -------   -------   -------   -------
You  would pay the following  expenses on a $1,000
 investment, assuming (1) 5% annual return and (2)
 redemption at the end of each time period:.......    $74       $105      $148      $274
You would pay the  following expenses on the  same
 investment, assuming no redemption:..............    $24       $75       $128      $274

THE ABOVE EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES OR PERFORMANCE. ACTUAL EXPENSES OF THE FUND MAY BE GREATER OR LESS THAN THOSE SHOWN.

The purpose of this table is to assist the investor in understanding the various costs and expenses that an investor in the Fund will bear directly or indirectly. For a more complete description of these costs and expenses, see
"The Fund and its Management," "Plan of Distribution" and "Redemptions and Repurchases."

Long-term   shareholders  of  the  Fund  may  pay  more  in  sales  charges  and distribution fees than the economic equivalent of the maximum front-end sales charge permitted by the NASD.

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

The following ratios and per share data for a share of beneficial interest outstanding throughout each period have been audited by Price Waterhouse LLP, independent accountants. The financial highlights should be read in conjunction with the financial statements, notes thereto, and the unqualified report of independent accountants which are contained in the Statement of Additional Information. Further information about the performance of the Fund is contained in the Fund's Annual Report to Shareholders, which may be obtained without charge upon request to the Fund.

                                                                  FOR THE YEAR ENDED MARCH 31,
                                     ---------------------------------------------------------------------------------------
                                      1995     1994     1993     1992     1991     1990     1989     1988     1987     1986
                                     ------   ------   ------   ------   ------   ------   ------   ------   ------   ------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of
  period...........................  $18.20   $14.72   $14.65   $14.57   $14.84   $14.98   $14.93   $17.36   $15.45   $10.30
                                     ------   ------   ------   ------   ------   ------   ------   ------   ------   ------
Net investment income (loss).......  (0.02)   (0.05)    -0-      -0-      0.23     0.11     0.08     0.04     0.11     0.10
Net realized and unrealized gain
  (loss)...........................  (1.83)    4.24     0.39     1.05     0.18     0.82     1.24    (0.07)    3.88     5.30
                                     ------   ------   ------   ------   ------   ------   ------   ------   ------   ------
Total from investment operations...  (1.85)    4.19     0.39     1.05     0.41     0.93     1.32    (0.03)    3.99     5.40
                                     ------   ------   ------   ------   ------   ------   ------   ------   ------   ------
Less dividends and distributions:
    From net investment income.....   -0-      -0-      -0-     (0.05)   (0.23)   (0.11)   (0.08)   (0.15)   (0.10)   (0.25)
    In excess of net investment
     income........................  (0.02)    -0-      -0-      -0-      -0-      -0-      -0-      -0-      -0-      -0-
    From net realized gain.........  (0.39)   (0.71)   (0.32)   (0.92)   (0.45)   (0.96)   (1.19)   (2.25)   (1.98)    -0-
    In excess of net realized
     gain..........................  (0.23)    -0-      -0-      -0-      -0-      -0-      -0-      -0-      -0-      -0-
                                     ------   ------   ------   ------   ------   ------   ------   ------   ------   ------
Total dividends and
  distributions....................  (0.64)   (0.71)   (0.32)   (0.97)   (0.68)   (1.07)   (1.27)   (2.40)   (2.08)   (0.25)
                                     ------   ------   ------   ------   ------   ------   ------   ------   ------   ------
Net asset value, end of period.....  $15.71   $18.20   $14.72   $14.65   $14.57   $14.84   $14.98   $14.93   $17.36   $15.45
                                     ------   ------   ------   ------   ------   ------   ------   ------   ------   ------
                                     ------   ------   ------   ------   ------   ------   ------   ------   ------   ------
TOTAL INVESTMENT RETURN+...........  (10.37)% 28.40%    2.69%    7.33%    2.80%    6.09%    9.31%    0.39%   28.22%   53.76%
RATIOS TO AVERAGE NET ASSETS:
Expenses...........................   2.41%    2.40%    2.42%    2.27%    2.29%    2.21%    2.18%    2.13%    2.10%    2.35%*
Net investment income (loss).......  (0.32)%  (0.61)%   0.06%    0.03%    1.53%    0.70%    0.50%    0.23%    0.86%    1.21%
SUPPLEMENTAL DATA:
Net assets, end of period, in
  thousands........................  $512,258 $493,568 $217,759 $262,852 $278,676 $306,448 $311,803 $368,026 $469,501 $226,621
Portfolio turnover rate............     67%      68%     139%      89%      68%      75%      67%      70%      65%      69%

------------------------------
+ DOES NOT REFLECT THE DEDUCTION OF SALES CHARGE.
* NET OF EXPENSE REIMBURSEMENT.

THE FUND AND ITS MANAGEMENT
--------------------------------------------------------------------------------

Dean Witter World Wide Investment Trust (the "Fund") is an open-end diversified management investment company organized under the laws of the Commonwealth of Massachusetts as a business trust on July 11, 1983.

    Dean Witter InterCapital Inc. ("InterCapital" or the "Investment Manager"), whose address is Two World Trade Center, New York, New York 10048, is the Fund's Investment Manager. The Investment Manager, which was incorporated in July, 1992, is a wholly-owned subsidiary of Dean Witter, Discover & Co. ("DWDC"), a balanced financial services organization providing a broad range of nationally marketed credit and investment products.

    InterCapital and its wholly-owned subsidiary, Dean Witter Services Company Inc., serve in various investment management, advisory, management and administrative capacities to ninety-seven investment companies, thirty of which are listed on the New York Stock Exchange, with combined total assets of approximately $74.0 billion at September 30, 1995. InterCapital also manages portfolios of pension plans, other institutions and individuals which aggregated approximately $2.4 billion at such date.

    The Fund has retained the Investment Manager to manage its business affairs and manage the investment of the Fund's United States assets, including the placing of orders for the purchase and sale of portfolio securities, and to supervise the investment of all the Fund's assets. In addition, the Fund has retained InterCapital to provide it with administrative services and InterCapital has, in turn, retained Dean Witter Services Company Inc. to perform these administrative services.

    Under a Sub-Advisory Agreement between Morgan Grenfell Investment Services Limited (the "Sub-Adviser") and the Investment Manager, the Sub-Adviser provides the Fund with investment advice and portfolio management relating to the Fund's investments in securities issued by issuers located outside the United States, subject to the overall supervision of the Investment Manager. The Sub-Adviser, whose address is 20 Finsbury Circus, London, England, manages, as of June 30, 1995, assets of approximately $11.7 billion for U.S. corporate and public employee benefit plans, endowments, investment companies and foundations. The Sub-Adviser is an indirect subsidiary of Deutsche Bank AG, the largest commercial bank in Germany.

    The Fund's Trustees review the various services provided by the Investment Manager and the Sub-Adviser to ensure that the Fund's general investment policies and programs are being properly carried out and that administrative services are being provided to the Fund in a satisfactory manner. As full compensation for the services and facilities furnished to the Fund and expenses of the Fund assumed by the Investment Manager, the Fund pays the Investment Manager monthly compensation calculated daily by applying the annual rate of 1.0% to the portion of the net assets of the Fund not exceeding $500 million and 0.95% to the portion of the net assets of the Fund exceeding $500 million. As compensation for the services provided pursuant to the Sub-Advisory Agreement, the Investment Manager pays the Sub-Adviser monthly compensation equal to 40% of its monthly compensation. The total fee is greater than that paid by most other investment companies.

    For  the  fiscal  year  ended  March  31,  1995,  the  Fund  accrued   total
compensation to the Investment Manager and the Fund's two former investment advisers (which served the Fund until July 31, 1995) amounting to 0.99% of the Fund's average daily net assets and the Fund's total expenses amounted to 2.41% of the Fund's average daily net assets.

INVESTMENT OBJECTIVE AND POLICIES
--------------------------------------------------------------------------------

The investment objective of the Fund is to seek to obtain total return on its assets primarily through long-term capital growth and to a lesser extent from income. This objective is fundamental and may not be changed without shareholder approval. There can be no assurance that the Fund will achieve its objective. The Fund will seek to achieve such objective through investments in all types of common stocks and equivalents (such as convertible debt securities and warrants), preferred stocks and bonds and other debt obligations of domestic and foreign companies and governments and international organizations. There is no limitation on the percent or amount of the Fund's assets which may be invested for growth or income.

    The application of the Fund's investment policies is basically dependent upon the judgment of the Investment Manager and the Sub-Adviser. As a fundamental policy, the Fund will maintain a flexible investment policy and, based on a worldwide investment strategy, will invest in a diversified portfolio of securities of companies and governments located throughout the world.

    The percentage of the Fund's assets invested in particular geographic areas will shift from time to time in accordance with the judgment of the Investment Manager and the Sub-Adviser. The Investment Manager will meet with the Sub-Adviser, at least quarterly, to discuss the Fund's overall strategy and the geographic distribution of the Fund's assets between the United States and the rest of the world. The final determination of such geographic distribution will be made by the Investment Manager. Once the determination of such geographic distribution has been made, each of the Investment Manager and the Sub-Adviser will be responsible for the individual security selection within its geographic areas of responsibility and will act on behalf of the Fund in the purchase, sale and disposition of assets in such areas.

    Notwithstanding the Fund's investment objective of seeking total return, the Fund may, for defensive purposes, without limitation, invest in: obligations of the United States Government, its agencies or instrumentalities; cash and cash equivalents in major currencies; repurchase agreements; money market instruments; and high quality commercial paper.

    The Fund may also invest in securities of foreign issuers in the form of American Depository Receipts (ADRs), European Depository Receipts (EDRs) or other similar securities convertible into securities of foreign issuers. These securities may not necessarily be denominated in the same currency as the securities into which they may be converted. ADRs are receipts typically issued by a United States bank or trust company evidencing ownership of the underlying securities. EDRs are European receipts evidencing a similar arrangement. Generally, ADRs, in registered form, are designed for use in the United States securities markets and EDRs, in bearer form, are designed for use in European securities markets.

    The Fund may also invest in repurchase agreements, private placements, foreign investment companies and real estate investment trusts, may purchase securities on a when-issued or delayed delivery basis, may purchase securities on a "when, as and if issued" basis, and may lend its portfolio securities, as discussed under "Risk Considerations" below.

    To hedge against adverse price movements in the securities held in its portfolio and the currencies in which they are denominated (as well as in the securities it might wish to purchase and their denominated currencies) the Fund may engage in transactions in forward foreign currency exchange contracts, options on securities and currencies, and futures contracts on securities, currencies and indexes and options on such futures contracts. The Fund may also write (sell) put and call options on securities to aid in achieving its investment objective. A discussion of these transactions follows under "Risk Considerations" below and is supplemented by further disclosure in the Statement of Additional Information.

RISK CONSIDERATIONS

The Fund is intended to provide individual and institutional investors with the opportunity to invest in a diversified portfolio of securities of companies and governments located throughout the world and is intended for long-term investors who can accept the risks involved in such investments. In making the allocation of assets among the various markets, the Investment Manager or the Sub-Adviser will consider such factors as recent developments in the various countries, the condition and growth potential of various economies and securities markets, currency and tax considerations and other pertinent financial, social, national and political factors. The Fund has an unlimited right to purchase equity securities if they are listed on a stock exchange and may invest up to 25% of the Fund's total assets in such securities not listed on any exchange, including not more than 10% of the Fund's total assets invested in securities for which no readily available market exists.

FOREIGN SECURITIES. Investors should carefully consider the risks of investing in securities of foreign issuers and securities denominated in non-U.S. currencies. Fluctuations in the relative rates of exchange between the currencies of different nations will affect the value of the Fund's investments. Changes in foreign currency exchange rates relative to the U.S. dollar will affect the U.S. dollar value of the Fund's assets denominated in that currency and thereby impact upon the Fund's total return on such assets.

    Foreign currency exchange rates are determined by forces of supply and demand on the foreign exchange markets. These forces are themselves affected by the international balance of payments and other economic and financial conditions, government intervention, speculation and other factors. Moreover, foreign currency exchange rates may be affected by the regulatory control of the exchanges on which the currencies trade. The foreign currency transactions of the Fund will be conducted on a spot (i.e., cash) basis or through forward foreign currency exchange contracts (see below). The Fund may incur certain costs in connection with these currency transactions.

    Investments in foreign securities will also occasion risks relating to political and economic developments abroad, including the possibility of expropriations or confiscatory taxation, limitations on the use or transfer of Fund assets and any effects of foreign social, economic or political instability. Political and economic developments in Europe, especially as they relate to changes in the structure of the European Union and the anticipated development of a unified common market, may have profound effects upon the value of a large segment of the Fund's portfolio. Continued progress in the evolution of, for example, a united European common market may be slowed by unanticipated political or social events and may, therefore, adversely affect the value of certain of the securities held in the Fund's portfolio.

    Foreign companies are not subject to the regulatory requirements of U.S. companies and, as such, there may be less publicly available information about such companies. Moreover, foreign companies are not subject to uniform accounting, auditing and financial reporting standards and requirements comparable to those applicable to U.S. companies.

    Securities of foreign issuers may be less liquid than comparable securities of U.S. issuers and, as such, their price changes may be more volatile. Furthermore, foreign exchanges and broker-dealers are generally subject to less government and exchange scrutiny and regulation than their American counterparts. Brokerage commissions, dealer concessions and other transaction costs may be higher on foreign markets than in the U.S. In addition, differences in clearance and settlement procedures on foreign markets may occasion delays in settlements of Fund trades effected in such markets. Inability to dispose of portfolio securities due to settlement delays could result in losses to the Fund due to subsequent declines in value of such securities and the inability of the Fund to make intended security purchases due to settlement problems could result in a failure of the Fund to make potentially advantageous investments. In addition, the tax implications of the Fund's investments in passive foreign investment companies are discussed below under "Dividends, Distributions and Taxes."

    Certain of the foreign markets in which the Fund may invest will be emerging markets. These new and incompletely formed markets will have increased risk levels above those occasioned by investing in foreign markets generally. The types of these risks are set forth above. The Fund's management will take cognizance of these risks in allocating any of the Fund's investments in either fixed-income or equity securities issued by issuers in emerging market countries.

    The operating expense ratio of the Fund can be expected to be higher than that of an investment company investing exclusively in domestic securities since the expenses of the Fund, such as the management fee and the custodial costs, are higher.

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS. A forward foreign currency exchange contract ("forward contract") involves an obligation to purchase or sell a currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. The Fund may enter into forward contracts as a hedge against fluctuations in future foreign exchange rates.

    The Fund will enter into forward contracts under various circumstances. When the Fund enters into a contract for the purchase or sale of a security denominated in a foreign currency, it may, for example, desire to "lock in" the price of the security in U.S. dollars or some other foreign currency which the Fund is temporarily holding in its portfolio. By entering into a forward contract for the purchase or sale, for a fixed amount of dollars or other currency, of the amount of foreign currency involved in the underlying security transactions, the Fund will be able to protect itself against a possible loss resulting from an adverse change in the relationship between the U.S. dollar or other currency which is being used for the security purchase and the foreign currency in which the security is denominated during the period between the date on which the security is purchased or sold and the date on which payment is made or received.

    At other times, when, for example, the Investment Manager or Sub-Adviser believes that the currency of a particular foreign country may suffer a substantial decline against the U.S. dollar or some other foreign currency, the Fund may enter into a forward contract to sell, for a fixed amount of dollars or other currency, the amount of foreign currency approximating the value of some or all of the Fund's portfolio securities (or securities which the Fund has purchased for its portfolio) denominated in such foreign currency. Under identical circumstances, the Fund may enter into a forward contract to sell, for a fixed amount of U.S. dollars or other currency, an amount of foreign currency other than the currency in which the securities to be hedged are denominated approximating the value of some or all of the portfolio securities to be hedged. This method of hedging, called "cross-hedging," will be selected when it is determined by the Investment Manager or Sub-Adviser that the foreign currency in which the portfolio securities are denominated has insufficient liquidity or is trading at a discount as compared with some other foreign currency with which it tends to move in tandem.

    In addition, when the Fund anticipates purchasing securities at some time in the future, and wishes to lock in the current exchange rate of the currency in which those securities are denominated against the U.S. dollar or some other foreign currency, it may enter into a forward contract to purchase an amount of currency equal to some or all of the value of the anticipated purchase, for a fixed amount of U.S. dollars or other currency.

    Lastly, the Fund is permitted to enter into forward contracts with respect to currencies in which certain of its portfolio securities are denominated and on which options have been written (see "Options and Futures Transactions").

    In all of the above circumstances, if the currency in which the Fund's portfolio securities (or anticipated portfolio securities) are denominated rises in value with respect to the currency which is being purchased (or sold), then the Fund will have realized fewer gains than had the Fund not entered into the forward contracts. Moreover, the precise matching of the forward contract amounts and the value of the securities involved will not generally be possible, since the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date the forward contract is entered into and the date it matures. The Fund is not required to enter into such transactions with regard to its foreign currency-denominated securities and will not do so unless deemed appropriate by the Investment Manager and/or Sub-Adviser.

    The Fund generally will not enter into a forward contract with a term of greater than one year, although it may enter into forward contracts for periods of up to five years. To the extent that the Fund enters into forward foreign currency contracts to hedge against a decline in the value of portfolio holdings denominated in a particular foreign currency resulting from currency fluctuations, there is a risk that the Fund may nevertheless realize a gain or loss as a result of currency fluctuations after such portfolio holdings are sold if the Fund is unable to enter into an "offsetting" forward foreign currency contract with the same party or another party. The Fund may be limited in its ability to enter into hedging transactions involving forward contracts by the Internal Revenue Code requirements relating to qualifications as a regulated investment company (see "Dividends, Distributions and Taxes").

REPURCHASE AGREEMENTS. The Fund may enter into repurchase agreements, which may be viewed as a type of secured lending by the Fund, and which typically involve the acquisition by the Fund of debt securities from a selling financial institution such as a bank, savings and loan association or broker-dealer. The agreement provides that the Fund will sell back to the institution, and that the institution will repurchase, the underlying security at a specified price and at a fixed time in the future, usually not more than seven days from the date of purchase. While repurchase agreements involve certain risks not associated with direct investments in debt securities, the Fund follows procedures designed to minimize those risks. These procedures include effecting repurchase transactions only with large, well-capitalized and well-established financial institutions whose financial condition will be continually monitored by the Investment Manager subject to procedures established by the Board of Trustees of the Fund. In addition, the value of the collateral underlying the repurchase agreement will be at least equal to the repurchase price, including any accrued interest earned on the repurchase agreement. In the event of a default or bankruptcy by a selling financial institution, the Fund will seek to liquidate such collateral. However, the exercising of the Fund's right to liquidate such collateral could involve certain costs or delays and, to the extent that proceeds from any sale upon a default of the obligation to repurchase were less than the repurchase price, the Fund could suffer a loss. The Fund may not invest in repurchase agreements that do not mature within seven days if any such investment, together with any other illiquid assets held by the Fund, amounts to more than 10% of its total assets.

PRIVATE PLACEMENTS. The Fund may invest in securities which are subject to restrictions on resale because they have not been registered under the Securities Act of 1933, as amended (the "Securities Act"), or which are otherwise not readily marketable. These securities are generally referred to as private placements or restricted securities. The Securities and Exchange Commission has adopted Rule 144A under the Securities Act, which permits the Fund to sell restricted securities to qualified institutional buyers without limitation. The Investment Manager, pursuant to procedures adopted by the Trustees of the Fund, will make a determination as to the liquidity of each restricted security purchased by the Fund. If a restricted security is determined to be "liquid", such security will not be included within the category "illiquid securities", which is limited by the Fund's investment restrictions to 10% of the Fund's total assets. Limitations on the resale of private placements may have an adverse effect on their marketability, and may prevent the Fund from disposing of them promptly at reasonable prices. The Fund may have to bear the expense of registering such securities for resale and the risk of substantial delays in effecting such registration. In the case of restricted securities determined to be "liquid" pursuant to Rule 144A under the Securities Act, the Fund's illiquidity could increase if qualified institutional buyers become unavailable.

CONVERTIBLE SECURITIES. Among the fixed-income securities in which the Fund may invest are "convertible" securities. A convertible security is a bond, debenture, note, preferred stock or other security that may be converted into or exchanged for a prescribed amount of common stock of the same or a different issuer within a particular period of time at a specified price or formula. Convertible securities rank senior to common stocks in a corporation's capital structure and, therefore, entail less risk than the corporation's common stock. The value of a convertible security is a function of its "investment value" (its value as if it did not have a conversion privilege), and its "conversion value" (the security's worth if it were to be exchanged for the underlying security, at market value, pursuant to its conversion privilege).

RIGHTS AND WARRANTS. The Fund may acquire rights and/or warrants which are attached to other securities in its portfolio, or which are issued as a distribution by the issuer of a security held in its portfolio. Rights and/or warrants are, in effect, options to purchase equity securities at a specific price, generally valid for a specific period of time, and have no voting rights, pay no dividends and have no rights with respect to the corporation issuing them.

INVESTMENT IN OTHER INVESTMENT VEHICLES. Under the Investment Company Act of 1940, as amended, the Fund generally may invest up to 10% of its total assets in shares of foreign investment companies. In addition, the Fund may invest in real estate investment trusts, which pool investors' funds for investments primarily in commercial real estate properties. Investment in foreign investment companies may be the sole or most practical means by which the Fund may participate in certain foreign securities markets, and investment in real estate investment trusts may be the most practical available means for the Fund to invest in the real estate industry (the Fund is prohibited from investing in real estate directly). As a shareholder in an investment company or real estate investment trust, the Fund would bear its ratable share of that entity's expenses, including its advisory and administration fees. At the same time the Fund would continue to pay its own investment management fees and other expenses, as a result of which the Fund and its shareholders in effect will be absorbing duplicate levels of fees with respect to investments in other investment companies and in real estate investment trusts.

WHEN-ISSUED AND DELAYED DELIVERY SECURITIES AND FORWARD COMMITMENTS. From time to time, in the ordinary course of business, the Fund may purchase securities on a when-issued or delayed delivery basis or may purchase or sell securities on a forward commitment basis. When such transactions are negotiated, the price is fixed at the time of the commitment, but delivery and payment can take place a month or more after the date of the commitment. There is no overall limit on the percentage of the Fund's assets which may be committed to the purchase of securities on a when-issued, delayed delivery or forward commitment basis. An increase in the percentage of the Fund's assets committed to the purchase of securities on a when-issued, delayed delivery or forward commitment basis may increase the volatility of the Fund's net asset value.

WHEN, AS AND IF ISSUED SECURITIES. The Fund may purchase securities on a "when, as and if issued" basis under which the issuance of the security depends upon the occurrence of a subsequent event, such as approval of a merger, corporate reorganization, leveraged buyout or debt restructuring. If the anticipated event does not occur and the securities are not issued, the Fund will have lost an investment opportunity. There is no overall limit on the percentage of the Fund's assets which may be committed to the purchase of securities on a "when, as and if issued" basis. An increase in the percentage of the Fund's assets committed to the purchase of securities on a "when, as and if issued" basis may increase the volatility of the Fund's net asset value.

OPTIONS AND FUTURES TRANSACTIONS

The Fund may purchase and sell (write) call and put options on portfolio securities which are denominated in either U.S. dollars or foreign currencies, on stock indexes and on the U.S. dollar and foreign currencies, which are or may in the future be listed on several U.S. and foreign securities exchanges or are written in over-the-counter transactions ("OTC options"). OTC options are purchased from or sold (written) to dealers or financial institutions which have entered into direct agreements with the Fund.

    The Fund is permitted to write covered put and call options on portfolio securities, the currencies in which such securities are denominated and stock indexes, without limit, in order to hedge against the decline in the value of a security or currency in which such security is denominated (although such hedge is limited to the value of the premium received), to close out long call option positions and to generate income. The Fund may write covered put options, under which the Fund incurs an obligation to buy the security (or currency) underlying the option from the purchaser of the put at the option's exercise price at any time during the option period, at the purchaser's election.

    The Fund may purchase listed and OTC call and put options in amounts equalling up to 5% of its total assets. The Fund may purchase call options to close out a covered call position or to protect against an increase in the price of a security it anticipates purchasing or, in the case of call options on a foreign currency, to hedge against an adverse exchange rate change of the currency in which the security it anticipates purchasing is denominated vis-a-vis the currency in which the exercise price is denominated. The Fund may purchase put options on securities which it holds in its portfolio to protect itself against a decline in the value of the security and to close out written put positions in a manner similar to call option closing purchase transactions. There are no limits on the Fund's ability to purchase call and put options other than compliance with the foregoing policies.

    The Fund may purchase and sell futures contracts that are currently traded, or may in the future be traded, on U.S. and foreign commodity exchanges and that are based on any currency ("currency" futures), on U.S. and foreign fixed-income securities ("interest rate" futures) and on such indexes of U.S. or foreign equity or fixed-income securities as may exist or come into being ("index" futures). The Fund may purchase or sell interest rate futures contracts for the purpose of attempting hedging some or all of the value of its portfolio securities (or anticipated portfolio securities) against anticipated changes in prevailing interest rates. The Fund may purchase or sell index futures contracts for the purpose of hedging some or all of its portfolio (or anticipated portfolio) securities against changes in their prices. The Fund may purchase or sell currency futures contracts to hedge against an anticipated rise or decline in the value of the currency in which a portfolio security is denominated vis-a-vis another currency. As a futures contract purchaser, the Fund incurs an obligation to take delivery of a specified amount of the obligation underlying the contract at a specified time in the future for a specified price. As a seller of a futures contract, the Fund incurs an obligation to deliver the specified amount of the underlying obligation at a specified time in return for an agreed upon price.

    The Fund also may purchase and write call and put options on futures contracts which are traded on an exchange and enter into closing transactions with respect to such options to terminate an existing position.

    New futures contracts, options and other financial products and various combinations thereof continue to be developed. The Fund may invest in any such futures, options or products as may be developed, to the extent consistent with its investment objective and applicable regulatory requirements.

RISKS OF OPTIONS AND FUTURES TRANSACTIONS. The Fund may close out its position as writer of an option, or as a buyer or seller of a futures contract, only if a liquid secondary market exists for options or futures contracts of that series. There is no assurance that such a market will exist, particularly in the case of OTC options, as such options may generally only be closed out by entering into a closing purchase transaction with the purchasing dealer. Also, exchanges may limit the amount by which the price of any futures contracts may move on any day. If the price moves equal the daily limit on successive days, then it may prove impossible to liquidate a futures position until the daily limit moves have ceased.

    While the futures contracts and options transactions to be engaged in by the Fund for the purpose of hedging the Fund's portfolio securities are not speculative in nature, there are risks inherent in the use of such instruments. One such risk is that the Investment Manager or Sub-Adviser could be incorrect in its expectations as to the direction or extent of various interest rate or price movements or the time span within which the movements take place. For example, if the Fund sold futures contracts for the sale of securities in anticipation of an increase in interest rates, and then interest rates went down instead, causing bond prices to rise, the Fund would lose money on the sale. Another risk which may arise in employing futures contracts to protect against the price volatility of portfolio securities is that the prices of securities, currencies and indexes subject to futures contracts (and thereby the futures contract prices) may correlate imperfectly with the behavior of the U.S. dollar cash prices of the Fund's portfolio securities and their denominated currencies. See the Statement of Additional Information for a further discussion of risks of options and futures transactions.

    For additional risk disclosure, please refer to the "Investment Objective and Policies" section of the Prospectus and to the "Investment Practices and Policies" section of the Statement of Additional Information.

PORTFOLIO MANAGEMENT

The Fund's portfolio is actively managed by the Investment Manager and the Sub-Adviser with a view to achieving the Fund's investment objective. Mark Bavoso, Senior Vice President of InterCapital, has been the primary portfolio manager of the Fund with respect to investments in securities of United States issuers since August, 1995 and has been a portfolio manager at InterCapital for over five years. Patrick W.W. Disney, Managing Director of the Sub-Adviser, has been the primary portfolio manager of the Fund with respect to non-United States investments since August, 1995 and has been a manager of international portfolios at the Sub-Adviser for over five years.

    Personnel of the Investment Manager and Sub-Adviser have substantial experience in the use of the investment techniques described above under the heading "Options and Futures Transactions," which techniques require skills different from those needed to select the portfolio securities underlying various options and futures contracts.

    Orders for transactions in portfolio securities and commodities may be placed for the Fund with a number of brokers and dealers, including DWR and two affiliated broker-dealers of the Sub-Adviser (Morgan Grenfell Asia and Partners Securities Pte. Limited and Morgan Grenfell Asia Securities (Hong Kong) Limited). Pursuant to an order of the Securities and Exchange Commission, the Fund may effect principal transactions in certain money market instruments with Dean Witter Reynolds Inc. ("DWR"), a broker-dealer affiliate of the Investment Manager. In addition, the Fund may incur brokerage commissions on transactions conducted through DWR and the two above-mentioned affiliated broker-dealers of the Sub-Adviser.

    Although the Fund does not intend to engage in short-term trading as a means of achieving its investment objective, it may sell portfolio securities without regard to the length of time they have been held when such sale will, in the opinion of the Investment Manager or the Sub-Adviser, strengthen the Fund's position and contribute to its investment objective.

    Except   as  specifically  noted,  all  investment  policies  and  practices discussed above are not fundamental policies of the Fund and, as such, may be changed without shareholder approval.

INVESTMENT RESTRICTIONS
--------------------------------------------------------------------------------

The investment restrictions listed below are among the restrictions which have been adopted by the Fund as fundamental policies. Under the Investment Company Act of 1940, as amended (the "Act"), a fundamental policy may not be changed without the vote of a majority of the outstanding voting securities of the Fund, as defined in the Act.

    For purposes of the following restrictions: (i) all percentage limitations apply immediately after a purchase or initial investment; and (ii) any subsequent change in any applicable percentage resulting from market fluctuations or other changes in total or net assets does not require elimination of any security from the portfolio.

    The Fund may not:

        1. Invest more than 5% of the value of its total assets in the voting securities of any one issuer or with respect to 75% of the Fund's total assets invest more than 5% in the securities of any one issuer (other than obligations of the United States Government, its agencies or instrumentalities).

        2. Purchase more than 10% of the outstanding voting securities or any class of securities of any one issuer.

        3. Invest more than 25% of the value of its total assets in securities of issuers in any one industry other than for defensive purposes.

        4. Invest more than 5% of the value of its total assets in securities of issuers having a record, together with predecessors, of less than three years of continuous operation. This restriction shall not apply to any obligation issued or guaranteed by the United States Government, its agencies or instrumentalities.

        5. Purchase securities of other United States investment companies, except in connection with a merger, consolidation, reorganization or acquisition of assets. However, the Fund may invest up to 10% of the value of its total assets in the securities of foreign investment companies.

PURCHASE OF FUND SHARES
--------------------------------------------------------------------------------

The Fund offers its shares for sale to the public on a continuous basis. Pursuant to a Distribution Agreement between the Fund and Dean Witter Distributors Inc. (the "Distributor"), an affiliate of InterCapital, shares of the Fund are distributed by the Distributor and offered by DWR and other dealers which have entered into selected dealer agreements with the Distributor ("Selected Broker-Dealers"). The principal executive office of the Distributor is located at Two World Trade Center, New York, New York, 10048.

    The minimum initial purchase is $1,000. Subsequent purchases of $100 or more may be made by sending a check, payable to Dean Witter World Wide Investment Trust, directly to Dean Witter Trust Company (the "Transfer Agent") at P.O. Box 1040, Jersey City, NJ 07303 or by contacting an account executive of DWR or other Selected Broker-Dealer. In the case of investments pursuant to Systematic Payroll Deduction Plans (including Individual Retirement Plans), the Fund, in its discretion, may accept investments without regard to any minimum amounts which would otherwise be required, if the Fund has reason to believe that additional investments will increase the investment in each account under such Plans to at least $1,000. Certificates for shares purchased will not be issued unless requested by the shareholder in writing to the Transfer Agent.

    Shares of the Fund are sold through the Distributor on a normal three business day settlement basis; that is, payment is due on the third business day (settlement date) after the order is placed with the Distributor. Since DWR and other Selected Broker-Dealers forward investors' funds on settlement date, they will benefit from the temporary use of the funds if payment is made prior thereto. As noted above, orders placed directly through the Transfer Agent must be accompanied by payment. Investors will be entitled to receive income dividends and capital gain distributions if their order is received by the close of business on the day prior to the record date for such dividends and distributions.

    The offering price will be the net asset value per share next determined following receipt of an order (see "Determination of Net Asset Value" below). While no sales charge is imposed at the time shares are purchased, a contingent deferred sales charge may be imposed at the time of redemption (see "Redemptions and Repurchases"). Sales personnel are compensated for selling shares of the Fund at the time of their sale by the Distributor and/or the Selected Broker-Dealer. In addition, some sales personnel of the Selected Broker-Dealer will receive various types of non-cash compensation as special sales incentives, including trips, educational and/or business seminars and merchandise. The Fund and the Distributor reserve the right to reject any purchase orders.

PLAN OF DISTRIBUTION

The Fund has adopted a Plan of Distribution, pursuant to Rule 12b-1 under the Act (the "Plan"), under which the Fund pays the Distributor a fee, which is accrued daily and payable monthly, at an annual rate of 1.0% of the lesser of:
(a) the average daily aggregate gross sales of the Fund's shares since the inception of the Fund (not including reinvestments of dividends or capital gains distributions), less the average daily aggregate net asset value of the Fund's shares redeemed since the Fund's inception upon which a contingent deferred sales charge has been imposed or waived, or (b) the Fund's average daily net assets. This fee is treated by the Fund as an expense in the year it is accrued. A portion of the fee payable pursuant to the Plan, equal to 0.25% of the Fund's average daily net assets, is characterized as a service fee within the meaning of NASD guidelines. The service fee is a payment made for personal service and/or the maintenance of shareholder accounts.

    Amounts paid under the Plan are paid to the Distributor to compensate it for the services provided and the expenses borne by the Distributor and others in the distribution of the Fund's shares, including the payment of commissions for sales of the Fund's shares and incentive compensation to and expenses of DWR's account executives and others who engage in or support distribution of shares or who service shareholder accounts, including overhead and telephone expenses; printing and distribution of prospectuses and reports used in connection with the offering of the Fund's shares to other than current shareholders; and preparation, printing and distribution of sales literature and advertising materials. In addition, the Distributor may utilize fees paid pursuant to the Plan to compensate DWR and other Selected Broker-Dealers for their opportunity costs in advancing such amounts, which compensation would be in the form of a carrying charge on any unreimbursed distribution expenses.

    For the fiscal year ended March 31, 1995, the Fund accrued payments under the Plan amounting to $5,619,558, which amount is equal to 1.00% of the Fund's average daily net assets for the fiscal year. The payments accrued under the Plan were calculated pursuant to clause (b) of the compensation formula under the Plan.

    At any given time, the expenses in distributing shares of the Fund may be in excess of the total of (i) the payments made by the Fund pursuant to the Plan, and (ii) the proceeds of contingent deferred sales charges paid by investors upon the redemption of shares (see "Redemptions and Repurchases--Contingent Deferred Sales Charge"). For example, if $1 million in expenses in distributing shares of the Fund had been incurred and $750,000 had been received as described in (i) and (ii) above, the excess expense would amount to $250,000. The Distributor has advised the Fund that such excess amount, including the carrying charge described above, totalled $22,880,218 at March 31, 1995, which was equal to 4.47% of the Fund's net assets on such date.

    Because there is no requirement under the Plan that the Distributor be reimbursed for all expenses or any requirement that the Plan be continued from year to year, this excess amount does not constitute a liability of the Fund. Although there is no legal obligation for the Fund to pay expenses incurred in excess of payments made to the Distributor under the Plan and the proceeds of contingent deferred sales charges paid by investors upon redemption of shares, if for any reason the Plan is terminated the Trustees will consider at that time the manner in which to treat such expenses. Any cumulative expenses incurred, but not yet recovered through distribution fees or contingent deferred sales charges, may or may not be recovered through future distribution fees or contingent deferred sales charges.

DETERMINATION OF NET ASSET VALUE

The net asset value per share of the Fund is determined once daily at 4:00 p.m., New York time (or, on days when the New York Stock Exchange closes prior to 4:00 p.m., at such earlier time), on each day that the New York Stock Exchange is open, by taking the value of all the assets of the Fund, subtracting all liabilities, dividing by the number of shares outstanding and adjusting the result to the nearest cent. The net asset value per share will not be calculated on Good Friday and on such other federal and non-federal holidays observed by the New York Stock Exchange.

    In the calculation of the Fund's net asset value: (1) an equity security listed or traded on the New York or American Stock Exchange or other domestic or foreign stock exchange or quoted by NASDAQ is valued at its latest sale price on that exchange or quotation service prior to the time when assets are valued; if there were no sales that day, the security is valued at the latest bid price (in cases where securities are traded on more than one exchange, the securities are valued on the exchange designated as the primary market pursuant to procedures adopted by the Trustees); and (2) all other portfolio securities for which over-the-counter market quotations are readily available are valued at the latest available bid price prior to the time of valuation. When market quotations are not readily available, including circumstances under which it is determined by the Investment Manager or the Sub-Adviser that sale or bid prices are not reflective of a security's market value, portfolio securities are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Fund's Trustees. For valuation purposes, quotations of foreign portfolio securities, other assets and liabilities and forward contracts stated in foreign currency are translated into U.S. dollar equivalents at the prevailing market rates prior to the close of the New York Stock Exchange. Dividends receivable are accrued as of the ex-dividend date or as of the time that the relevant ex-dividend date and amounts become known, if after the ex-dividend date.

    Short-term debt securities with remaining maturities of sixty days or less at the time of purchase are valued at amortized cost, unless the Trustees determine such does not reflect the securities' fair value, in which case these securities will be valued at their fair value as determined by the Trustees.

    Generally, trading in foreign securities, as well as corporate bonds, United States government securities and money market instruments, is substantially completed each day at various times prior to the close of the New York Stock Exchange. The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times. Foreign currency exchange rates are also generally determined prior to the close of the New York Stock Exchange. Occasionally, events which affect the values of such securities and such exchange rates may occur between the times at which they are determined and the close of the New York Stock Exchange and will therefore not be reflected in the computation of the Fund's net asset value. If events materially affecting the value of such securities occur during such period, then these securities will be valued at their fair value as determined in good faith under procedures established by and under the supervision of the Trustees.

    Certain of the Fund's portfolio securities may be valued by an outside pricing service approved by the Fund's Trustees. The pricing service utilizes a matrix system incorporating security quality, maturity and coupon as the evaluation model parameters, and/or research and evaluations by its staff, including review of broker-dealer market price quotations, in determining what it believes is the fair valuation of the portfolio securities valued by such pricing service.

SHAREHOLDER SERVICES
--------------------------------------------------------------------------------

AUTOMATIC INVESTMENT OF DIVIDENDS AND DISTRIBUTIONS. All income dividends and capital gains distributions are automatically paid in full and fractional shares of the Fund (or, if specified by the shareholder, any other open-end investment company for which InterCapital serves as investment manager (collectively, with the Fund, the "Dean Witter Funds")), unless the shareholder requests that they be paid in cash. Shares so acquired are not subject to the imposition of a contingent deferred sales charge upon their redemption (see "Redemptions and Repurchases").

INVESTMENT OF DIVIDENDS OR DISTRIBUTIONS RECEIVED IN CASH. Any shareholder who receives a cash payment representing a dividend or capital gains distribution may invest such dividend or distribution at the net asset value next determined after receipt by the Transfer Agent, by returning the check or the proceeds to the Transfer Agent within thirty days after the payment date. Shares so acquired are not subject to the imposition of a contingent deferred sales charge upon their redemption (see "Redemptions and Repurchases").

EASYINVEST-SM-. Shareholders may subscribe to EasyInvest, an automatic purchase plan which provides for any amount from $100 to $5,000 to be transferred automatically from a checking or savings account, on a semi-monthly, monthly or quarterly basis, to the Transfer Agent for investment in shares of the Fund.

SYSTEMATIC WITHDRAWAL PLAN. A systematic withdrawal plan (the "Withdrawal Plan") is available for shareholders who own or purchase shares of the Fund having a minimum value of $10,000 based upon the then current net asset value. The Withdrawal Plan provides for monthly or quarterly (March, June, September and December) checks in any dollar amount, not less than $25, or in any whole percentage of the account balance, on an annualized basis. Any applicable contingent deferred sales charge will be imposed on shares redeemed under the Withdrawal Plan (see "Redemptions and Repurchases--Contingent Deferred Sales Charge"). Therefore, any shareholder participating in the Withdrawal Plan will have sufficient shares redeemed from his or her account so that the proceeds (net of any applicable contingent deferred sales charge) to the shareholder will be the designated monthly or quarterly amount.

    Shareholders should contact their DWR or other Selected Broker-Dealer account executive or the Transfer Agent for further information about any of the above services.

TAX SHELTERED  RETIREMENT PLANS.   Retirement  plans are  available for  use  by
corporations, the self-employed, Individual Retirement Accounts and Custodial Accounts under Section 403(b)(7) of the Internal Revenue Code. Adoption of such plans should be on advice of legal counsel or tax adviser.

    For  further information  regarding plan administration,  custodial fees and
other  details,  investors   should  contact   their  DWR   or  other   Selected
Broker-Dealer account executive or the Transfer Agent.

EXCHANGE PRIVILEGE

The Fund makes available to its shareholders an "Exchange Privilege" allowing the exchange of shares of the Fund for shares of other Dean Witter Funds sold with a contingent deferred sales charge ("CDSC funds"), and for shares of Dean Witter Short-Term U.S. Treasury Trust, Dean Witter Limited Term Municipal Trust, Dean Witter Short-Term Bond Fund, Dean Witter Balanced Growth Fund, Dean Witter Balanced Income Fund, Dean Witter Intermediate Term U.S. Treasury Trust and five Dean Witter Funds which are money market funds (the foregoing eleven non-CDSC funds are hereinafter referred to as the "Exchange Funds"). Exchanges may be made after the shares of the fund acquired by purchase (not by exchange or dividend reinvestment) have been held for thirty days. There is no waiting period for exchanges of shares acquired by exchange or dividend reinvestment.

    An exchange to another CDSC fund or any Exchange Fund that is not a money market fund is on the basis of the next calculated net asset value per share of each fund after the exchange order is received. When exchanging into a money market fund from the Fund, shares of the Fund are redeemed out of the Fund at their next calculated net asset value and the proceeds of the redemption are used to purchase shares of the money market fund at their net asset value determined the following business day. Subsequent exchanges between any of the money market funds and any of the CDSC funds can be effected on the same basis. No contingent deferred sales charge ("CDSC") is imposed at the time of any exchange, although any applicable CDSC will be imposed upon ultimate redemption. Shares of the Fund acquired in exchange for shares of another CDSC fund having a different CDSC schedule than that of this Fund will be subject to the CDSC schedule of this Fund, even if such shares are subsequently reexchanged for shares of the CDSC fund originally purchased. During the period of time the shareholder remains in the Exchange Fund (calculated from the last day of the month in which the Exchange Fund shares were acquired), the holding period (for the purpose of determining the rate of the CDSC) is frozen. If those shares are subsequently reexchanged for shares of a CDSC fund, the holding period previously frozen when the first exchange was made resumes on the last day of the month in which shares of a CDSC fund are reacquired. Thus, the CDSC is based upon the time (calculated as described above) the shareholder was invested in a CDSC fund (see "Redemptions and Repurchases--Contingent Deferred Sales Charge"). However, in the case of shares exchanged into an Exchange Fund on or after April 23, 1990, upon a redemption of shares which results in a CDSC being imposed, a credit (not to exceed the amount of the CDSC) will be given in an amount equal to the Exchange Fund 12b-1 distribution fees incurred on or after that date which are attributable to those shares. (Exchange Fund 12b-1 distribution fees, if any, are described in the prospectuses for those funds).

    In addition, shares of the Fund may be acquired in exchange for shares of Dean Witter Funds sold with a front-end sales charge ("front-end sales charge funds"), but shares of the Fund, however acquired, may not be exchanged for shares of front-end sales charge funds. Shares of a CDSC fund acquired in exchange for shares of a front-end sales charge fund (or in exchange for shares of other Dean Witter Funds for which shares of a front-end sales charge fund have been exchanged) are not subject to any CDSC upon their redemption.

    Purchases and exchanges should be made for investment purposes only. A pattern of frequent exchanges may be deemed by InterCapital to be abusive and contrary to the best interests of the Fund's other shareholders and, at InterCapital's discretion, may be limited by the Fund's refusal to accept additional purchases and/or exchanges from the investor. Although the Fund does not have any specific definition of what constitutes a pattern of frequent exchanges, and will consider all relevant factors in determining whether a particular situation is abusive and contrary to the best interests of the Fund and its other shareholders, investors should be aware that the Fund and each of the other Dean Witter Funds may in their discretion limit or otherwise restrict the number of times this Exchange Privilege may be exercised by any investor. Any such restriction will be made by the Fund on a prospective basis only, upon notice to the shareholder not later than ten days following such shareholder's most recent exchange. Also, the Exchange Privilege may be terminated or revised at any time by the Fund and/or any of such Dean Witter Funds for which shares of the Fund have been exchanged, upon such notice as may be required by applicable regulatory agencies. Shareholders maintaining margin accounts with DWR or another Selected Broker-Dealer are referred to their account executive regarding restrictions on exchange of shares of the Fund pledged in the margin account.

    The current prospectus for each fund describes its investment objective(s) and policies, and shareholders should obtain a copy and examine it carefully before investing. Exchanges are subject to the minimum investment requirement and any other conditions imposed by each Fund. In the case of a shareholder holding a share certificate or certificates, no exchanges may be made until all applicable share certificates have been received by the Transfer Agent and deposited in the shareholder's account. An exchange will be treated for federal income tax purposes the same as a repurchase or redemption of shares, on which the shareholder may realize a capital gain or loss. However, the ability to deduct capital losses on an exchange may be limited in situations where there is an exchange of shares within ninety days after the shares are purchased. The Exchange Privilege is only available in states where an exchange may legally be made.

    If DWR or another Selected Broker-Dealer is the current dealer of record and its account numbers are part of the account information, shareholders may initiate an exchange of shares of the Fund for shares of any of the Dean Witter Funds (for which the Exchange Privilege is available) pursuant to this Exchange Privilege by contacting their account executive (no Exchange Privilege Authorization Form is required). Other shareholders (and those shareholders who are clients of DWR or another Selected Broker-Dealer but who wish to make exchanges directly by writing or telephoning the Transfer Agent) must complete and forward to the Transfer Agent an Exchange Privilege Authorization Form, copies of which may be obtained from the Transfer Agent, to initiate an exchange. If the Authorization Form is used, exchanges may be made in writing or by contacting the Transfer Agent at (800) 869-NEWS (toll-free).

    The Fund will employ reasonable procedures to confirm that exchange instructions communicated over the telephone are genuine. Such procedures include requiring various forms of personal identification such as name, mailing address, social security or other tax identification number and DWR or other Selected Broker-Dealer account number (if any). Telephone instructions may also be recorded. If such procedures are not employed, the Fund may be liable for any losses due to unauthorized or fraudulent instructions.

    Telephone exchange instructions will be accepted if received by the Transfer Agent between 9:00 a.m. and 4:00 p.m. New York time, on any day the New York Stock Exchange is open. Any shareholder wishing to make an exchange who has previously filed an Exchange Privilege Authorization Form and who is unable to reach the Fund by telephone should contact his or her DWR or other Selected Broker-Dealer account executive, if appropriate, or make a written exchange request. Shareholders are advised that during periods of drastic economic or market changes, it is possible that the telephone exchange procedures may be difficult to implement, although this has not been the case with the Dean Witter Funds in the past.

    For further information regarding the Exchange Privilege, shareholders should contact their account executive or the Transfer Agent.

REDEMPTIONS AND REPURCHASES
--------------------------------------------------------------------------------

REDEMPTION. Shares of the Fund can be redeemed for cash at any time at the net asset value per share next determined; however, such redemption proceeds will be reduced by the amount of any applicable contingent deferred sales charge (see below). If shares are held in a shareholder's account without a share certificate, a written request to the Fund's Transfer Agent at P.O. Box 983, Jersey City, NJ 07303 for redemption is required. If certificates are held by the shareholder, the shares may be redeemed by surrendering the certificates with a written request for redemption, along with any additional information required by the Transfer Agent.

CONTINGENT DEFERRED SALES CHARGE. Shares of the Fund which are held for six years or more after purchase (calculated from the last day of the month in which the shares were purchased) will not be subject to any charge upon redemption. Shares redeemed sooner than six years after purchase may, however, be subject to a charge upon redemption. This charge is called a "contingent deferred sales charge" ("CDSC"), which will be a percentage of the dollar amount of shares redeemed and will be assessed on an amount equal to the lesser of the current market value or the cost of the shares being redeemed. The size of this percentage will depend upon how long the shares have been held, as set forth in the table below:

                                             CONTINGENT DEFERRED
               YEAR SINCE                       SALES CHARGE
                PURCHASE                     AS A PERCENTAGE OF
              PAYMENT MADE                     AMOUNT REDEEMED
-----------------------------------------  -----------------------
First....................................               5.0%
Second...................................               4.0%
Third....................................               3.0%
Fourth...................................               2.0%
Fifth....................................               2.0%
Sixth....................................               1.0%
Seventh and thereafter...................            None

    A CDSC will not be imposed on: (i) any amount which represents an increase in value of shares purchased within the six years preceding the redemption; (ii) the current net asset value of shares purchased more than six years prior to the redemption; and (iii) the current net asset value of shares purchased through reinvestment of dividends or distributions and/or shares acquired in exchange for shares of Dean Witter Funds sold with a front-end sales charge or of other Dean Witter Funds acquired in exchange for such shares. Moreover, in determining whether a CDSC is applicable it will be assumed that amounts described in (i),
(ii), and (iii) above (in that order) are redeemed first. In addition, no CDSC will be imposed on redemptions which are attributable to reinvestment of distributions from, or the proceeds of, certain Unit Investment Trusts or which were purchased by the employee benefit plans established by DWR and SPS Transaction Services, Inc. (an affiliate of DWR) for their employees as qualified under Section 401(k) of the Internal Revenue Code.

    In addition, the CDSC, if otherwise applicable, will be waived in the case of (i) redemptions of shares held at the time a shareholder dies or becomes disabled, only if the shares are (a) registered either in the name of an individual shareholder (not a trust), or in the names of such shareholder and his or her spouse as joint tenants with right of survivorship, or (b) held in a qualified corporate or self-employed retirement plan, Individual Retirement Account or Custodial Account under Section 403(b)(7) of the Internal Revenue Code, provided in either case that the redemption is requested within one year of the death or initial determination of disability, and (ii) redemptions in connection with the following retirement plan distributions: (a) lump-sum or other distributions from a qualified corporate or self-employed retirement plan following retirement (or in the case of a "key employee" of a "top heavy" plan, following attainment of age 59 1/2); (b) distributions from an Individual Retirement Account or Custodial Account under Section 403(b)(7) of the Internal Revenue Code following attainment of age 59 1/2; and (c) a tax-free return of an excess contribution to an IRA. For the purpose of determining disability, the Distributor utilizes the definition of disability contained in Section 72(m)(7) of the Internal Revenue Code, which relates to the inability to engage in gainful employment. All waivers will be granted only following receipt by the Distributor of confirmation of the shareholder's entitlement.

REPURCHASE. DWR and other Selected Broker-Dealers are authorized to repurchase shares represented by a share certificate which is delivered to any of their offices. Shares held in a shareholder's account without a share certificate may also be repurchased by DWR and other Selected Broker-Dealers upon the telephonic request of the shareholder. The repurchase price is the net asset value next computed (see "Purchase of Fund Shares") after such repurchase order is received by DWR or other Selected Broker-Dealer, reduced by any applicable CDSC.

    The CDSC, if any, will be the only fee imposed by any of the Fund, the Distributor, DWR or other Selected Broker-Dealer. The offer by DWR and other Selected Broker-Dealers to repurchase shares may be suspended by them at any time. In that event, shareholders may redeem their shares through the Fund's Transfer Agent as set forth above under "Redemption."

PAYMENT FOR SHARES REDEEMED OR REPURCHASED. Payment for shares presented for repurchase or redemption will be made by check within seven days after receipt by the Transfer Agent of the certificate and/or written request in good order. Such payment may be postponed or the right of redemption suspended under unusual circumstances, e.g., when normal trading is not taking place on the New York Stock Exchange. If the shares to be redeemed have recently been purchased by check, payment of the redemption proceeds may be delayed for the minimum time needed to verify that the check used for investment has been honored (not more than fifteen days from the time of receipt of the check by the Transfer Agent). Shareholders maintaining margin accounts with DWR or another Selected Broker-Dealer are referred to their account executive regarding restrictions on redemption of shares of the Fund pledged in the margin account.

REINSTATEMENT PRIVILEGE. A shareholder who has had his or her shares redeemed or repurchased and has not previously exercised this reinstatement privilege may, within thirty days after the date of the redemption or repurchase, reinstate any portion or all of the proceeds of such redemption or repurchase in shares of the Fund at the net asset value next determined after a reinstatement request, together with the proceeds, is received by the Transfer Agent and receive a pro rata credit for any CDSC paid in connection with such redemption or repurchase.

INVOLUNTARY REDEMPTION. The Fund reserves the right, on sixty days' notice, to redeem, at their net asset value, the shares of any shareholder (other than shares held in an Individual Retirement Account or custodial account under
Section 403(b)(7) of the Internal Revenue Code) whose shares due to redemptions by the shareholders have a value of less than $100 or such lesser amount as may be fixed by the Fund's Trustees. However, before the Fund redeems such shares and sends the proceeds to the shareholder, it will notify the shareholder that the value of the shares is less than $100 and allow the shareholder sixty days to make an additional investment in an amount which will increase the value of the account to $100 or more before the redemption is processed. No CDSC will be imposed on any involuntary redemption.

DIVIDENDS, DISTRIBUTIONS AND TAXES
--------------------------------------------------------------------------------

DIVIDENDS AND DISTRIBUTIONS. The Fund intends to distribute all of its net investment income and net capital gains, if any, at least once per year. The Fund may, however, determine either to distribute or to retain all or part of any net long-term capital gains in any year for reinvestment.

    All dividends and any capital gains distributions will be paid in additional Fund shares and automatically credited to the shareholder's account without issuance of a share certificate unless the shareholder requests in writing that all dividends be paid in cash. (See "Shareholder Services-- Automatic Investment of Dividends and Distributions".)

TAXES. Because the Fund intends to distribute all of its net investment income and net short-term capital gains to shareholders and otherwise continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, it is not expected that the Fund will be required to pay any federal income tax on any such income and capital gains, other than any tax resulting from investing in passive foreign investment companies, as discussed below.

    Gains or losses on the Fund's transactions in certain listed options on securities and on futures and options on futures traded on U.S. exchanges generally are treated as 60% long-term gain or loss and 40% short-term gain or loss. When the Fund engages in options and futures transactions, various tax regulations applicable to the Fund may have the effect of causing the Fund to recognize a gain or loss for tax purposes before that gain or loss is realized, or to defer recognition of a realized loss for tax purposes. Recognition, for tax purposes, of an unrealized loss may result in a lesser amount of the Fund's realized net gains being available for distribution.

    As a regulated investment company, the Fund is subject to the requirement that less than 30% of its gross income be derived from the sale of certain investments held for less than three months. This requirement may limit the Fund's ability to engage in options and futures transactions.

    Shareholders will normally have to pay federal income taxes, and any state and local income taxes, on the dividends and distributions they receive from the Fund. Such dividends and distributions, to the extent they are derived from net investment income or short-term capital gains, are taxable to the shareholder as ordinary income regardless of whether the shareholder receives such distributions in additional shares or in cash. Any dividends declared in the last quarter of any calendar year which are paid in the following year prior to February 1 will be deemed, for tax purposes, to have been received by the shareholder in the prior year.

    Distributions of net long-term capital gains, if any, are taxable to shareholders as long-term capital gains regardless of how long a shareholder has held the Fund's shares and regardless of whether the distribution is received in additional shares or in cash. Capital gains distributions are not eligible for the corporate dividends received deduction.

    The Fund may purchase the securities of certain foreign investment funds or trusts called passive foreign investment companies. Capital gains on the sale of such holdings may be deemed to be ordinary income regardless of how long the Fund holds its investment. In addition, the Fund may be subject to income tax and an interest charge on certain dividends and capital gains earned from these investments, regardless of whether such income and gains were distributed to shareholders.

    After the end of the calendar year, shareholders will be sent full information on their dividends and capital gains distributions for tax purposes. To avoid being subject to a 31% federal backup withholding tax on taxable dividends, capital gains distributions and the proceeds of redemptions and repurchases, shareholders' taxpayer identification numbers must be furnished and certified as to their accuracy.

    Dividends, interest and gains received by the Fund from foreign sources may give rise to withholding and other taxes imposed by foreign countries. If it qualifies for and makes the appropriate election with the Internal Revenue

Service, the Fund will report annually to its shareholders the amount per share of such taxes to enable shareholders to claim United States foreign tax credits or deductions with respect to such taxes. In the absence of such an election, the Fund would deduct such foreign taxes in computing the amount of its distributable income. The Fund did not make such election for its fiscal year ended March 31, 1995.

    Shareholders should consult their tax advisers as to the applicability of the foregoing to their current situation.

PERFORMANCE INFORMATION
--------------------------------------------------------------------------------

From time to time the Fund may quote its "total return" in advertisements and sales literature. The total return of the Fund is based on historical earnings and is not intended to indicate future performance. The "average annual total return" of the Fund refers to a figure reflecting the average annualized percentage increase (or decrease) in the value of an initial investment in the Fund of $1,000 over periods of one, five and ten years. Average annual total return reflects all income earned by the Fund, any appreciation or depreciation of the Fund's assets, all expenses incurred by the Fund and all sales charges which would be incurred by redeeming shareholders for the stated periods. It also assumes reinvestment of all dividends and distributions paid by the Fund.

    In addition to the foregoing, the Fund may advertise its total return over different periods of time by means of aggregate, average, year-by-year or other types of total return figures. Such calculations may or may not reflect the deduction of the contingent deferred sales charge which, if reflected, would reduce the performance quoted. The Fund may also advertise the growth of hypothetical investments of $10,000, $50,000 and $100,000 in shares of the Fund. The Fund from time to time may also advertise its performance relative to certain performance rankings and indexes compiled by independent organizations, such as Lipper Analytical Services, Inc.

ADDITIONAL INFORMATION
--------------------------------------------------------------------------------

VOTING RIGHTS. All shares of beneficial interest of the Fund are of $0.01 par value and are equal as to earnings, assets and voting privileges.

    The Fund is not required to hold Annual Meetings of Shareholders and in ordinary circumstances the Fund does not intend to hold such meetings. The Trustees may call Special Meetings of Shareholders for action by shareholder vote as may be required by the Act or the Declaration of Trust. Under certain circumstances the Trustees may be removed by action of the Trustees or by the shareholders.

    Under Massachusetts law, shareholders of a business trust may, under certain circumstances, be held personally liable as partners for the obligations of the Fund. However, the Declaration of Trust contains an express disclaimer of shareholder liability for acts or obligations of the Fund, requires that Fund obligations include such disclaimer, and provides for indemnification and reimbursement of expenses out of the Fund's property for any shareholder held personally liable for the obligations of the Fund. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the Fund itself would be unable to meet its obligations. Given the above limitations on shareholder personal liability, and the nature of the Fund's assets and operations, the possibility of the Fund being unable to meet its obligations is remote and thus, in the opinion of Massachusetts counsel to the Fund, the risk to Fund shareholders of personal liability is remote.

CODE OF ETHICS. Directors, officers and employees of InterCapital, Dean Witter Services Company Inc. and the Distributor are subject to a strict Code of Ethics adopted by those companies. The Code of Ethics is intended to ensure that the interests of shareholders and other clients are placed ahead of any personal interest, that no undue personal benefit is obtained from a person's employment activities and that actual and potential conflicts of interest are avoided. To achieve these goals and comply with regulatory requirements, the Code of Ethics requires, among other things, that personal securities transactions by employees of the companies be subject to an advance clearance process to monitor that no Dean Witter Fund is engaged at the same time in a purchase or sale of the same security. The Code of Ethics bans the purchase of securities in an initial public offering, and also prohibits engaging in futures and option transactions and profiting on short-term trading (that is, a purchase within sixty days of a sale or a sale within sixty days of a purchase) of a security. In addition, investment personnel may not purchase or sell a security for their personal account within thirty days before or after any transaction in any Dean Witter Fund managed by them. Any violations of the Code of Ethics are subject to sanctions, including reprimand, demotion or suspension or termination of employment. The Code of Ethics comports with regulatory requirements and the recommendations in the recent report by the Investment Company Institute Advisory Group on Personal Investing.

SHAREHOLDER INQUIRIES. All inquiries regarding the Fund should be directed to the Fund at the telephone numbers or address set forth on the front cover of this Prospectus.

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DEAN WITTER
WORLD WIDE INVESTMENT TRUST
TWO WORLD TRADE CENTER
NEW YORK, NEW YORK 10048

TRUSTEES
Jack F. Bennett
Michael Bozic
Charles A. Fiumefreddo
Edwin J. Garn
John R. Haire
Dr. Manuel H. Johnson
Paul Kolton
Michael E. Nugent
Philip J. Purcell
John L. Schroeder

OFFICERS
Charles A. Fiumefreddo
Chairman and Chief Executive
Officer
Sheldon Curtis
Vice President, Secretary and
General Counsel
Mark Bavoso
Vice President
Thomas F. Caloia
Treasurer

CUSTODIAN
The Chase Manhattan Bank
One Chase Plaza
New York, New York 10081

TRANSFER AGENT AND
DIVIDEND DISBURSING AGENT
Dean Witter Trust Company
Harborside Financial Center
Plaza Two
Jersey City, New Jersey 07311

INDEPENDENT ACCOUNTANTS
Price Waterhouse LLP
1177 Avenue of the Americas
New York, New York 10036

INVESTMENT MANAGER
Dean Witter InterCapital Inc.

SUB-ADVISER
Morgan Grenfell Investment Services
Limited